Filed Pursuant to Rule 497(a)

File No. 333-275154

Filed Pursuant to Section 24(b)

File No. 811-23913

Rule 482 ad

FOR IMMEDIATE RELEASE – FEBRUARY 20, 2025

Figure Markets Launched Industry First Yield-Bearing Transferable Stablecoin1 as an SEC Registered Public Security

SAN FRANCISCO, Feb. 20, 2025 – Figure Markets, a leader in decentralized finance, has launched the first interest-bearing transferable stablecoin native to a public blockchain (YLDS), registered with the Securities and Exchange Commission. YLDS, a public security offered through Figure Markets’s wholly owned subsidiary, Figure Certificate Company, is a fixed price, daily accrual public security native to the Provenance Blockchain. YLDS can be transferred peer-to-peer and is backed by the same securities that prime money market funds hold.

YLDS marks a transformative shift in financial applications built on public blockchain, offering holders the ability to earn interest, transfer securities peer-to-peer, and transact 24x7. YLDS utilizes Figure Markets’s self-custody wallets, giving users control of the tokens without relying on third parties.

“We see tremendous applications for YLDS,” said Figure Markets CEO, Mike Cagney. “A new stablecoin alternative, settlement currency, and payment rails are some of the immediate opportunities. But we see this as a catalyst to a much larger migration of TradFi to blockchain.”

Starting today, YLDS is now supported on Figure Markets (www.figuremarkets.com). Figure Markets – working with its sister company Figure Technology Solutions – has been a leader in the real-world asset (RWA) space on blockchain, supporting over $41B in RWA transactions on the Provenance Blockchain, with over $13B in RWA total locked value on-chain. YLDS will add to that number.

“We’re excited to support YLDS on Provenance Blockchain,” said June Ou, Interim Executive Director of the Provenance Blockchain Foundation. “We expect, and will support, significant third-party developer interest to use YLDS and its fiat rails in DeFi, payments, and other applications built on Provenance Blockchain. We will also be integral in wrapping YLDS for applications on other L1 blockchains.”

YLDS pays an interest rate of SOFR minus 0.50%. Interest is accrued daily and paid monthly in USD or YLDS. YLDS and other stablecoins are now supported 24x7 on Figure Markets, and holders can off-ramp to fiat during US banking hours.

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1 YLDS are issued by Figure Certificate Company, a wholly owned subsidiary of Figure Markets.

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About Figure Markets

Figure Markets is democratizing finance through blockchain. The company is building the exchange for everything - a decentralized custody marketplace for crypto, stocks, bonds, credit, and more. By offering best-in-class leverage, margin trading, and liquidity, Figure Markets provides members with extensive borrowing options and unique investment opportunities. With its decentralized custody exchange, it puts members in control of their own assets and data, disintermediating legacy brokers, exchanges and lenders. To learn more, visit www.figuremarkets.com or its LinkedIn, Telegram, X, and Discord.

About Figure Certificate Company

Figure Certificate Company is a face-amount certificate company registered under the Investment Company Act of 1940.

The offering is being made only by means of a prospectus under the Securities Act of 1933, as amended. A registration statement on Form S-1 relating to the securities (Registration No. 333-275154) was filed with the SEC and became effective on February 18, 2025. A final prospectus relating to the offering has been filed with the SEC and is available on the SEC’s website located at https://www.sec.gov/Archives/edgar/data/1974395/000094787125000216/ss4476065_4

97.htm. Copies of the final prospectus may also be obtained from Figure Certificate Company at www.figuremarkets.com.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy the foregoing securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would not be permitted. Investors should carefully consider investment objectives, risks, charges and expenses.

SOFR stands for the Secured Overnight Financing Rate (SOFR), which is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities. For more information, please visit the Federal Reserve Bank of New York’s website by clicking here. The SEC has not approved or disapproved these securities, nor have they passed upon the accuracy or adequacy of this offering.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.